                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Roger L. Mann and James J. Pennetti, or either of them, as true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, to sign his name as a director of UNB Corp. to the Registration Statement on Form S-4 of UNB Corp. relating to the merger of BancFirst Ohio Corp. into UNB Corp. and any and all amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that such attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

October 9, 2001                                      /s/  E. Lang D'Atri
------------------------------------                 ------------------------------------------------------
Date:                                                E. Lang D'Atri


------------------------------------                 -----------------------------------------------------
Date:                                                Louis V. Bockius


October 9, 2001                                      /s/  Roger L. Deville
------------------------------------                 -----------------------------------------------------
Date:                                                Roger L. Deville


October 9, 2001                                      /s/  Robert J. Gasser
------------------------------------                 -----------------------------------------------------
Date:                                                Robert J. Gasser


October 9, 2001                                      /s/  Nan B. Johnston
------------------------------------                 -----------------------------------------------------
Date:                                                Nan B. Johnston


October 9, 2001                                      /s/  Edgar W. Jones, Jr.
------------------------------------                 -----------------------------------------------------
Date:                                                Edgar W. Jones, Jr.



------------------------------------                 -----------------------------------------------------
Date:                                                Russell W. Maier



------------------------------------                 -----------------------------------------------------
Date:                                                Robert L. Mang

------------------------------------                 -----------------------------------------------------

Date:                                                         E. Scott Robertson


October 9, 2001                                      /s/  Marc L. Schneider
------------------------------------                 -----------------------------------------------------
Date:                                                         Marc L. Schneider


October 9, 2001                                      /s/  George M. Smart
------------------------------------                 -----------------------------------------------------
Date:                                                         George M. Smart


October 9, 2001                                      /s/  Jane Murphy Timken
------------------------------------                 --------------------------------------------
Date:                                                         Jane Murphy Timken

